UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 22, 2007

MAGNUM RESOURCES, INC.

  (Exact name of registrant as specified in its chapter)

         DELAWARE                  000-22990                87-0368628

  (State or other jurisdiction       (Commission            (IRS Employer

          of incorporation)                   File Number)           Identification No.)

2425 East Camelback Road, Suite 1075, Phoenix, Arizona 85016

                            (Address of principal executive offices)          (Zip Code)

Registrant's telephone number, including area code: 602-852-5445

________________________________________________

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 1 - REGISTRANT'S BUSINESS AND OPERATIONS

Item 1.01 - Entry into a Material Definitive Agreement

The undersigned believes that the registrant has not engaged in any material business operations for the last few years.  The registrant has not filed the periodic reports required by the Securities and Exchange Commission since February, 2000.  In addition, on or about October 20, 2004, the registrant’s corporate charter was no longer in good standing with the State of Delaware.  Accordingly, the undersigned believes that the registrant abandoned its business.

Pursuant to its ORDER FOR JUDGMENT dated March 22, 2007 (the "Order"), the District Court, Fourth Judicial District, County of Hennepin, State of Minnesota appointed David B. Stocker as custodian of the registrant, and authorized Mr. Stocker to “take all steps necessary for purposes of reinstating the corporate charter, locating the financial records of the Corporation and to file tax returns and information statements to permit it to resume its status of good standing, and to otherwise restore, manage and/or wind up the business and prospects of the Corporation for the benefit and in the best interests of all of the shareholders and any creditors of the Corporation.”

In accordance with the Order, Mr. Stocker appointed himself as sole interim director and president.  In addition, the registrant hired 930 Investments, LLC, a business consulting firm ("930I"), for the purpose of assisting the registrant in its efforts to salvage value for the benefit of its shareholders.  930I has also agreed to advise the registrant as to potential business combinations.  Mr. Stocker, an attorney, is the manager 930I.

As of March 28, 2007, Mr. Stocker, on behalf of 930I, has contributed approximately $10,000, and 930I obligated itself to contribute an additional $20,000 as paid in capital to the registrant.  The registrant is to use these funds to pay the costs and expenses necessary to revive the registrant's business operations.  Such expenses include, without limitation, fees to reinstate the registrant's corporate charter with the State of Delaware, payment of any past due franchise taxes, settling all past due accounts with the registrant's transfer agent, and accounting and legal fees.  930I has agreed to continue to contribute such additional funds as are necessary to accomplish these goals.

In consideration for these services and capital contribution(s), the registrant issued 15,000,000 shares of its common stock to 930I representing approximately 60% of its common stock outstanding as of March 28, 2007.

SECTION 3 - SECURITIES AND TRADING MARKETS

Item 3.02 - Unregistered Sale of Equity Securities

On March 28, 2007, the registrant issued 15,000,000 shares of its common stock to 930I in exchange for $30,000.  See Item 1.01 above.

SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.01 - Changes in Control of Registrant

Pursuant to the Order and the arrangement with 930I, the registrant issued 15,000,000 shares of its common stock to 930I representing approximately 60% of the common stock outstanding as of March 28, 2007.  See Item 1.01, above.

Item 5.02 - Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

Pursuant to the Order, David B. Stocker has been appointed sole director and officer of the registrant. See 1.01, above.

SECTION 8 - OTHER EVENTS

Item 8.01 - Other Events

At the direction of David B. Stocker, and as of this date, the registrant intends to update all regulatory filings and establish business operations that will enhance shareholder value.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  March 28, 2007

MAGNUM RESOURCES, INC.

By: /s/ David B. Stocker

Name: David B. Stocker

Title: Interim Director

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